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                                                                   EXHIBIT 10.12

                          AMENDMENT TO COMMERCIAL LEASE

THIS AMENDMENT TO COMMERCIAL LEASE is made this 10th day of March, 2000, by and between DAVID H. VEBLEN/MORTENSEN TRUST, (hereinafter "Landlord") and NUTRACEUTIX, INC., (hereinafter "Tenant").

WHEREAS, "Landlord" and "Tenant" entered into a Commercial Lease ("Lease") dated, November 3, 1999 for the lease of certain real estate; and

WHEREAS, "Tenant desires to receive $148,500.00 towards leasehold improvements.

WHEREAS, the parties desire to amend the Lease in the specific respects hereinafter set forth:

NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties have this date agreed that the Lease shall be amended as follows:

        1. Item #5. RENT: Replace paragraph with the following:

        RENT. Without prior notice or demand, Tenant agrees to pay to Landlord as monthly rent for the Premises the sum of $6,982 for months 1-3, $10,677.22 for months 4-36, $11,165.22 for months 37-60, on or before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof. Rent for any period during the term hereof which is for less than one (1) month shall be prorated portion of the monthly installment herein, based upon a thirty
        (30) day month. Rent shall be paid to Landlord at the address to which notices to Landlord are to be given without deduction of offset in lawful money of the United States of America, or to such other person or at such other place as Landlord may from time to time designate in writing.

        2. The parties hereby ratify, affirm, and acknowledge the Lease.

        3. Except as amended herein, the terms and provisions of the Lease shall remain in full force and effect.

AGREED to this 13 day of MARCH, 2000.

LANDLORD:                                   TENANT: NUTRACEUTIX, INC.

by /s/ David H. Veblen                      by /s/ William D. St. John
--------------------------------------------------------------------------------
David H.Veblen/Mortensen Trust
                                            Its: President


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STATE OF WASHINGTON
                               ) ss.
COUNTY OF KING

        On this dav personally appeared before me DAVID H. VEBLEN to me known to be the individual described in and who executed the within and foregoing instrument, and acknowledged that, he signed the same as his free and voluntary act and deed, for the uses and purposes therein mentioned. -

        IN WITNESS WHEREOF, I have hereunto subscribed my hand and affixed my official seal this 14th day of March, 2000.

                                           NOTARY PUBLIC in and for the State of
                                           Washington, residing at Kirkland, WA
               NOTARY PUBLIC               My commission expires:
                                           15 June 2002
           STATE OF WASHINGTON
             JANEY S. ANDRES
    MY APPOINTMENT Expires June 15, 2002




STATE OF WASHINGTON
                             ss.
COUNTY OF KING

        On this day personally appeared before me WILLIAM D. ST. JOHN to me known to be President of NUTRACEUTIX, INC., the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

                IN WITNESS WHEREOF, I have hereunto subscribed my hand and affixed my official seal this 13th day of March, 2000.

                                           NOTARY PUBLIC in and for the State of
                                           Washington, residing at Renton
                                           My commission expires
                                                  10-6-01



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                                  STANDARD FORM
                         MULTI-TENANT, TRIPLE NET LEASE

1. PARTIES. This lease is made this(date)November 3, 1999 between David Veblen/Mortensen Trust Tenants in Common hereafter called Landlord, and Nutraceutix,Inc. hereafter called Tenant.

2. PREMISES. Landlord agrees to lease to Tenant "the Premises" described in Exhibit A and consisting of approximately 9,620. The Premises are a part of the "Building," which Building is located on the real property described in Exhibit B (the "Property"). As used herein, the term "Building" includes all Buildings located on the Property. The Premises, Building, and Property are a part of Willows East. Tenant understands that square footage used in this Lease is approximate and is calculated from the outside face of the exterior walls of the structure including overhangs to tile centerline of any interior demizing walls. Tenant and Landlord mutually hold each other harmless for any discrepancies in the square footage calculation after execution of the Lease.

3. TERM. The term of this lease shall be 60 months and 0 days commencing the 1st day of January 2000 and terminating on the 31st day of December, 2004 unless sooner terminated as provided herein; or extended pursuant to Paragraph 22 herein.

4.      POSSESSION.
        a) lf the Landlord, for any reason whatsoever, cannot deliver possession of the Premises to the Tenant at the commencement date of the term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event, all rent shall be abated during tile period between the commencement of said term and the time when Landlord delivers possession.

        b) If Landlord permits Tenant to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of this Lease and shall not advance the termination date of this Lease. Tenant's Share of Common Costs and Expenses shall be due and payable from the date of tenant's occupancy of the Premises.

        c) If Tenant should cause any delay in Landlord's completion of the Premises, thereby delaying Tenant's occupancy of the Premises beyond the commencement date of this Lease, then the Landlord may at its option require the Tenant to commence payment of rent on the stated commencement date as specified herein.

5. RENT. Without prior notice or demand, Tenant agrees to pay to Landlord as monthly rent for the Premises the sum of $6,982 month 1-36, $7,470 months 37-60, on or before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof. Rent for any period during the term hereof which is for less than one (1) month shall be a prorated portion of the monthly installment herein, based upon a thirty (30) day month. Rent shall be paid to Landlord at the address to which notices to Landlord are to be given without deduction or offset in lawful money of the United States of America, or to such other person or at such other place as Landlord may from time to time designate in writing.






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                        P.O. Box 3277, Redmond, WA 98073


6. PREPAID RENT AND TENANT DEPOSIT. Upon execution of Lease, Tenant shall deposit with Landlord $7,500 (the "Deposit") as prepaid rent and Tenant deposit. The monies shall be allocated as follows:

        a)      Prepaid Rent.

                $N/A of the Deposit shall be applied to monthly rent due for the N/A month of the Lease term.

        b)      Tenant Deposit.
        $7,500 of the Deposit shall be applied to the Tenant deposit for the performance by Tenant of the provisions of the Lease. If Tenant is in default, Landlord can use the Tenant deposit, or any portion of it, to cure the default or to compensate Landlord for all damage sustained by it resulting from Tenant's default. Tenant shall on demand immediately pay to Landlord the sum necessary to replenish the Tenant deposit to that initially deposited with Landlord. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the Tenant deposit to Tenant, less any amounts necessary to return the Premises to their original condition, reasonable wear and tear excepted. Landlord's obligations with respect to the Tenant it deposit are those of a debtor and not a trustee. Landlord may maintain the Tenant deposit separate and apart from Landlord's general funds or may commingle that Tenant deposit with Landlord's general and other funds. Landlord shall not be required to pay Tenant interest on the Tenant deposit. In the event that this Lease is terminated before the end of full term for any reason, any rent paid for any period beyond the actual termination date shall be considered an additional Tenant deposit.

7. USE. Tenant shall use the Premises for Office/production/warehousing and incidental uses and hereby agrees that it has determined to its satisfaction that the Premises can be used for those purposes. Tenant waives any right to terminate this lease in the event the Premises cannot be used for such purposes during the Lease term. The premises may not be used for any other purpose without Landlord's written consent.

        Tenant shall not do or permit anything to be done in or about the Premises or bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of insurance policy covering the Building or any part thereof or any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall not place upon or install in windows or other openings or exterior sides of doors or walls of the Premises any signs, symbols, drapes or other materials without written consent of Landlord.

        Tenant shall not, without Landlord's prior written consent, keep any substances designated as, or containing components designated as, hazardous, dangerous, toxic, or harmful, and/or subject to regulation under any federal, state, or local law, regulation, or ordinance on or around the Premises, common area, or property, except office supplies, ordinary cleaning products and the like, normally found in general business offices, which Tenant shall use, store and dispose of in accordance with manufacturer's and suppliers' recommendations and all applicable laws. Tenant shall be fully and completely liable to Landlord for any and all cleanup costs and any and all other charges, fees, fines expenses and penalties relating to the use, storage,



                                       46
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        disposal, transportation, generation or sale by Tenant (or its employees, agents, contractors or invitees) of hazardous substances on the Premises.

        Landlord gives Tenant and its employees, authorized representatives, and business invitees a nonexclusive right to the reasonable use and enjoyment of the Common Areas, subject to Landlord's rights set forth herein.

8. TENANT'S SHARE OF COMMON COSTS AND EXPENSES. Tenant shall pay to Landlord, as additional rent, an amount estimated by Landlord to be Tenant's Share of Common Costs and Expenses ("Tenant's Share"). Tenant's Share shall be payable on or before the first day of the first full calendar month of the term hereof or upon Tenant's occupancy, whichever first occurs, and on the first day of each and every successive calendar month thereafter during the term hereof. Tenant's Share for any period less than one month shall be paid by the Tenant on a per diem basis, based on a thirty (30) day month.

        Tenant's Share shall be equal to 16.6% of the total Common Costs and Expenses; which percentage is determined by dividing the square footage of the Premises by the total rentable square footage of the Building. Should the total rentable square footage of the Building change for any reason whatsoever, the percentage set forth herein shall be subject to adjustment accordingly. Tenant's Share is estimated to be equal to $0.155 for each square foot of the Premises per month for the first accounting period of the Lease term which is then estimated to equal $1,491.10 per month for the first accounting period of the Lease term.

        An accounting period is a calendar year except the first accounting period shall commence on the date the Lease term or Tenants occupancy commences, as the case may be, and the last accounting period shall end on the date the Lease term expires. The first accounting period of the Lease term shall be the first full calendar year in which the Lease term or Tenant's occupancy, as the case may be, commences. Landlord can adjust the Estimated Common Costs and Expenses at the commencement of each new accounting period throughout the Lease term, whereupon Tenant's Share shall be adjusted accordingly. If, at any time during any accounting period, Landlord determines that the actual Common Costs and Expenses for such accounting period will vary by more than five percent (5%) from Landlord's original estimate, Landlord may, by written notice to Tenant, adjust the Common Costs and Expenses for the remainder of such accounting period, and accordingly, Tenant's Share to be paid hereunder. Landlord shall furnish to Tenant, after each accounting period, a statement showing the actual total Common Costs and Expenses, the actual Tenant's Share, and the payments made by Tenant as part of its Tenant's Share during such accounting period. After Landlord supplies Tenant with a Common Area Costs and Expense Statement for the previous year, Tenant shall have sixty (60) days to request an audit of Landlord's books, with respect to this Lease, by an independent accounting firm acceptable to Tenant and Landlord. The cost of audit shall be the Tenant's unless the audit discovers an overcharge of more than 5% in which case Landlord shall pay for audit and pay Tenant the amount overcharged. If an audit discovers Landlord undercharged the Tenant, the Tenant shall pay to Landlord additional Common Area costs, and pay any costs related to the audit. If Tenant does not exercise it's right to audit within the 60 (sixty) days after receiving the Common Area Statement, Tenant has accepted Common Area Statement as correct and waives all rights in the future to audit the year in question. If the actual Tenant's Share exceeds Tenant's payments, Tenant shall pay to Landlord the deficiency within thirty (30) days of Tenant's receipt of such statement. If Tenant's payments made during tile accounting period exceed the actual Tenant's Share, Landlord may, at Landlord's sole election pay the excess to Tenant at the time Landlord furnishes said statement, or credit the excess




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        toward Tenant's payments of Tenant's Share in the next succeeding accounting period.

        Common Costs and Expenses shall include the "Property Taxes" and "Operating Expenses." "Property Taxes" shall include, without limitation, all real and personal property taxes, charges and assessments imposed on the Premises, Building, Property or Common Areas; and any other taxes, charges or assessments assessed against the Landlord, Premises, Building, Property, or Common Areas in connection with the use or occupancy of the Premises at any time during tile term of this Lease. "Operating Expenses" shall mean the annual Operating Expenses which include, without limitation, all operating costs incurred by Landlord or on behalf of the Premises in maintaining, operating and providing services to and for the Building, Property, Common Areas and the Corporate Park, including, without limitation, the costs of utilities, supplies, insurance, independent contractors, minor roof repair, property managers, other suppliers, compensation of all persons who perform regular and recurring duties connected with the Building, Property, and Common Areas, its equipment, utilities, sprinkler systems, and parking facilities including a fund to seal coat and restripe, thereto, and allowance to Landlord or Landlord's agent for supervision of such maintenance, operation, services and repair of the Building, Property, and Common Areas and any and all assessments charged to Landlord or the Property by or through the Owners Association of the Corporate Park, if any, in connection with the operation, repair and maintenance of the Common Areas or the Corporate Park.

9.      REPAIR RESPONSIBILITY.

        a) By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, when and if needed, at Tenant's sole expense, make repairs to the Premises and every part thereof, including without limitation the heating, ventilating and air conditioning system (if any) serving tile Premises. Tenant shall Surrender the Premises to Landlord in good condition upon the expiration or sooner termination of this Lease; provided, however, that Tenant shall not be held responsible for damage to the Premises from causes beyond the reasonable control of Tenant, to the extent covered by Landlord's fire and extended coverage insurance policy, or for ordinary wear and tear. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth. Truck doors in Tenant Premises shall be maintained in good condition by Tenant.

        b) Tenant is responsible for maintenance and repair of HVAC equipment and shall contract to have scheduled maintenance performed, or Landlord at its option may engage a maintenance firm to maintain the heating, ventilating and air conditioning system (if any) servicing the Premises. Tenant shall pay to Landlord, or, at Landlord's election, directly to the maintenance firm, Tenant's share of the cost of such maintenance.

        c) Except as provided herein, Tenant shall, at its expense, clean, maintain and keep in good repair throughout the term of this Lease the entire Premises and appurtenances, including without limitation, signs, windows, doors, skylights, light fixtures, and trade fixtures.

        d) Notwithstanding the provisions of Article 9.a. herein above, but subject to the provisions of Paragraph 15, Landlord shall repair and maintain the structural portions of the Building, including tile, basic plumbing, air conditioning, heating, and electrical systems, installed or furnished by Landlord only in so far as such heating, air conditioning and electrical systems provide service to the entire Building, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable costs of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless Such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Articles 14 and 15 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from (the making of any repairs, alterations or improvements in or to any portion of the Building or (the Premises or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

10.     MAINTENANCE AND MANAGEMENT

        a) Landlord shall maintain the Common Areas in good condition at all times. Landlord shall have the right to:

                1. Establish and enforce reasonable written rules and regulations applicable to all tenants concerning the maintenance, management, use and operation of the Common Areas.

                2. Make reasonable changes to the Common Areas including, without limitation, changes in the location of driveways, entrances, exits, vehicular parking spaces, parking area, or the direction of the flow of traffic.

        b) Common Areas, as defined in this Lease, mean all parts of the Building, and related land areas and facilities outside the individual Premises but constituting a part of the Property. Common areas include, without limitation:

                1. The property upon which the Premises are located, pedestrian walkways and patios, landscaped areas, sidewalks, loading areas, parking areas and roads located oil the Property.

                2. The structural parts of the Building and other improvements in which the Premises are located, which structural parts include only (lie foundation, bearing and exterior walls (excluding glass and doors), sub-flooring, and roof (excluding skylights).

                3. The unexposed electrical, plumbing, and sewage systems lying outside the Premises.

                4. Window frames, gutters, and downspouts on the Building in which the Premises are located.

                5. Those certain open areas, landscaped areas, and roadways, utility systems and facilities located outside tile Premises, Property and Building but constituting a part of the Corporate Park.

        c) Landlord shall not be liable, nor shall the rent be abated because of interruption of services caused by accident, strikes, necessity for repairs, or for any other reason beyond its control.


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11.     UTILITIES. Tenant shall pay prior to delinquency for heat, light, water and other utility services supplied to the premises and will pay any required deposits. Water sewer and other utility charges for which separate billings are not available shall be prorated by Landlord based on the ratio for the number of square feet in the building; provided, however, that Landlord may increase Tenant's pro rata portion of any such charges to reflect unusual or excessive utility system demands. Separate charges may be made to reflect unusual or excessive utility system demands where not separately metered.

12. ALTERATIONS AND ADDITIONS BY TENANT. Tenant may make, at its sole expense, such additional improvements or alterations to the Premises which it may deem necessary or desirable. However, any repairs or new construction by Tenant shall be done in conformity with plans and specifications approved by Landlord. All work performed shall be done in a workmanlike manner and with materials (where not specifically described in the specifications) of tile quality and appearance standard in the Building and shall become the property of the Landlord. Landlord may require Tenant to remove any improvements or alterations at the expiration of tile term, such removal to occur at Tenant's sole cost and expense.

        LIENS. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half(1-1/2) times any and all estimated cost of any improvements, additions, or alterations in the Premises, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

13. INSURANCE. Landlord shall procure throughout the term of the Lease fire and extended coverage insurance in the amount of the full insurable value of the Building containing the Premises. Tenant assumes the risk of loss of its furnishings, trade fixtures, equipment and supplies which shall not be insured under the above policy. Tenant agrees to procure and maintain throughout the term of the Lease, at Tenant's sole cost and expense, liability insurance underwritten by a firm satisfactory to Landlord covering all persons and property on the Premises in connection with Tenant's business in the following amounts:

        a. $1,000,000 combined Single Limit for Bodily Injury and Property Damage, or

        b. $ 1,000,000 each occurrence for Bodily Injury and $500,000 each occurrence for Property Damage.

        The Landlord and the Property Management Company shall be named as an additional insured and shall be furnished with a certificate of insurance. Such coverage shall be primary and noncontributing with any insurance carried by the Landlord. The liability insurance policy shall contain endorsements requiring 30 days notice to Landlord prior to any cancellation or any reduction in amount of the coverage. Tenant, as a material part of the consideration to be rendered to Landlord, hereby agrees to defend, indemnify and hold harmless Landlord against any and ail claims, costs and liabilities, including reasonable attorney's fees, arising from Tenant's use of the Premises, or from the conduct of Tenant's business, or from any activity, work or things done, permitted or suffered by Tenant or any of Tenant's agents, contractors or employees.

14. DESTRUCTION. If the Premises of the Building is destroyed or damaged by fire, earthquake or other casualty to the extent that they are untenantable in whole or in part, then Landlord may, at Landlord's option, proceed with reasonable diligence to rebuild and restore the Premises or such part thereof, provided that within thirty (30) days after such destruction or injury Landlord shall in writing notify Tenant of Landlord's intention to do so. During the period from destruction or damage until restoration, the rent shall be abated in the same ratio as that portion of the Premises which Landlord determines is unfit for occupancy shall bear to the whole Premises. If damage is due to the fault or neglect of Tenant or its agents, employees, invitees or licensees there shall be no abatement of rent. If Landlord shall fail to notify Tenant, then this Lease shall, and the expiration of the time for the giving of notice as herein provided, be deemed terminated and at an end.

15. CONDEMNATION. If any part of the Premises are take under power of eminent domain, or sold Linder the threat the exercise of said power, this Lease shall terminate as to the part so taken as of the date the condemning authority takes possession. If more than 25% of the floor area of Premises is taken by condemnation, Tenant may, by a written notice within ten (10) days after notice of such taking (or absent of such notice, within ten (IO) days after the condemning authority takes possession) terminate this Lease as of the date the condemning authority takes possession. If Tenant does not so terminate, this Lease shall remain in effect as to the portion of the Premises remaining except that the rent shall be reduced in the proportion that the floor area taken bears to the original total floor area; provided that if circumstances making abatement based on floor are unreasonable, the rent shall abate by a reasonable amount to be determined by Landlord. In the event that Tenant elects not to terminate the Lease with respect to any part of the Premises remaining after condemnation, Landlord shall have no responsibility to restore such part of the Premises to its condition prior to condemnation. Any award for the taking of all or part of the Premises tinder the power of eminent domain, including payment made under threat of the exercise of such power, shall be the property of Landlord, whether made as compensation for diminution in value of the leasehold or for the taking of the fee or as severance damages; provided, that Tenant shall be entitled to such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right for the loss of or damage to Tenant's trade fixtures and removable personal property. Landlord shall not be liable to Tenant for tile loss of the use of all or any part of the Premises taken by condemnation.

16. ASSIGNMENT AND SUBLETTING. Tenant shall not assign, let or sublet this Lease or any part thereof, either by operation of law or otherwise, or permit any other party to occupy all or any part of the Premises, without first obtaining the written consent of Landlord. This Lease shall not be assignable by operation of law. Landlord reserves the right to recapture the Premises, or applicable portion thereof, in lieu of giving its consent by notice given to Tenant within twenty (20) days after receipt of Tenant's written request for assignment or subletting. Such recapture shall terminate this Leases to the applicable space effective on the prospective date of assignment or subletting, which shall be the last day of a calendar month and not earlier than sixty
        (60) days after receipt of Tenant's request. If Landlord elects not to recapture and thereafter gives its consent, Landlord and Tenant agree that Landlord may charge Tenant a reasonable sum to reimburse Landlord for legal and administrative costs incurred in connection with such consent; and that from tile date of such assignment, let, or sublease of this Lease, Landlord and Tenant shall share equally in any rental and other proceeds paid to Tenant in excess of the rent to be paid to Landlord under the terms of this Lease. If Tenant is a corporation, any transfer of this Lease from Tenant by merger, consolidation or liquidation or any change in the ownership, or power to vote the majority of the outstanding voting stock of Tenant shall constitute an assignment for the purpose of this section. If Tenant is a partnership, any change in the individuals or entities of which the partnership is composed shall constitute an assignment for purposes of this section. Subject to the provisions above, this Lease shall be binding upon and inure to the benefit of the parties, heirs and successors and assigns.

17.     DEFAULT.

        a. The occurrence of any one or more of the following events shall constitute a material default and breach of the Lease by Tenant:

                1. Vacation or abandonment of all or any portion of the Premises.

                2. Failure by Tenant to make any payment required as and when due, where such failure shall continue after three
                        (3) days written notice from Landlord.

                3. Failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease, other than the making of any payment, where such failure shall continue for a period of thirty (30) days after written notice from Landlord.

                4. (i) The making by Tenant of any general assignment or general arrangement for the benefit of creditors;(ii) the filing by or against Tenant a petition in bankruptcy, including reorganization or arrangement, unless, in the case of a petition filed against Tenant, the same is dismissed with in thirty(30) days;(iii) the appointment of a trustee or receiver to take possession of substantially all of tenant's assets located at Premises or of tenant's interest in this Lease; (iv) the seizure by any department of any government or any office thereof of the business or property of tenant; and (v) adjudication that Tenant is bankrupt.

        b. Notice by Tenant of Default. Tenant shall notify Landlord promptly of any default not by its nature necessarily known to Landlord.

        c. Default by Landlord. Landlord shall not be in default unless Landlord fails to perform its obligations within thirty (30) days after notice by Tenant specifying wherein Landlord has failed to perform; provided that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, Landlord shall not be in default if Landlord commences performance within thirty (30) days of Tenant's notice and thereafter completes Landlord's performance within a reasonable time.

18. REMEDIES IN DEFAULT. In the event of any default or breach, Landlord may, at any time without waiving or limiting any other right or remedy, reenter and take possession of the premises or terminate the Lease, or pursue any remedy allowed by law or equity. Tenant agrees to pay Landlord the cost of recovering possession of the Premises, the expenses of reletting, and any other costs of damages arising out of Tenant's default, including, without limitation, the costs of removing persons and property from the Premises, the costs of preparing or altering the Premises for reletting broker's commissions and legal fees. Notwithstanding any reentry or termination, the liability of tenant for the rent provided for herein shall not be extinguished for the balance of the term of this Lease, and Tenant covenants and agrees to make good to the Landlord any deficiency arising from reletting the Premises at a lesser rent than herein agreed to. Tenant shall pay such deficiency each month as the amount thereof is ascertained by the Landlord.

19. ACCESS. Tenant shall permit Landlord to enter the Premises at reasonable times for (lie purpose of inspecting, altering and repairing the Premises and ascertaining compliance with the provisions hereof by any Tenant, but nothing herein shall be construed as imposing any obligation on Landlord to perform any such work or duties. Landlord may also show the Premises to prospective purchasers or tenants at reasonable times, provided that Landlord shall not unreasonably interfere with Tenant's business operation.

20. WAIVER OF SUBROGATION. Tenant and Landlord each releases and relieves the other and waives its entire right of recovery against the other for loss or damage arising out of or incident to the perils covered by fire and extended coverage, and liability insurance endorsements approved for use in Washington which occur in, on or about the Premises, whether caused by the negligence of either party, their agents, employees, or otherwise. Each party shall obtain from its insurer(s) provisions permitting waiver of any claim against the other party for loss or damage within the scope of the above insurance. The release and waiver of recovery contained herein shall be limited by, and shall be coextensive with, the waiver provisions of the insurance policies procured and maintained by the parties pursuant to this Lease. Lf either Landlord or Tenant is unable to obtain its insurer's permission to waiver of any claim against the other party, such party shall promptly notify the other party of such inability.

21. HOLD-OVER TENANCY. lf (without execution of a new lease or written extension) Tenant shall hold over after the expiration of the term of this Lease with Landlord's written consent, Tenant shall be deemed to be occupying the Premises as a Tenant from month to month, which tenancy may be terminated as provided by law. If Tenant shall hold over after expiration of the term of this Lease without Landlord's written consent, Tenant's rent payable hereunder shall be increased by fifty percent (50%) over Tenant's rent required in the last month of the term of this lease. During any such tenancy, Tenant agrees to be bound by all of the terms, covenants and conditions as specified, insofar as applicable.

22. COMPLIANCE WITHIN LAW. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of a board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the conditions, use or occupancy of the premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction of the admission of Tenant in any action against Tenant, whether Landlord be a part thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of the fact as between the Landlord and Tenant.

23. RULES AND REGULATIONS*. Tenant shall faithfully observe and comply with tile rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from TIME to time to make ail reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules by any other tenants or occupants.

*See Exhibit C.

24. PARKING. Tenant shall have the right to use, in common with other tenants and occupants of the Building, the parking facilities of the Building subject to the rules and regulations, and any charges of Landlord for such parking facilities which may be established or altered by Landlord at any time or from time to time during the term hereof.

25. MORTGAGES, DEEDS OF TRUST, PURCHASERS (ESTOPPEL STATEMENT). It is understood and agreed that Landlord may sell, mortgage, or grant deeds of trust with respect to the Premises, the Building or the Property. Tenant agrees to execute and return, within fifteen (15) days following Landlord's request, such reasonable certificates as may be required by a mortgagee or trust deed beneficiary stating that the Lease is in full force and effect and tile dates to which the rent and charges have been paid. If Tenant does not return Estoppel Certificate within this period of time, landlord shall send an Estoppel Certificate to Tenant by Certified Mail. If Tenant has not responded within Fifteen (15) days after delivery by Certified Mail of the Estoppel Certificate to Tenant, it will constitute admission that all information presented on tile Estoppel Certificate is correct. Tenant shall be responsible for all costs incurred by landlord for handling Estoppel Certificates after the initial fifteen (15) day period. Upon a foreclosure or conveyance in lieu of foreclosure, and a demand by Landlord's successor, Tenant shall attorn to and recognize such successor as Landlord under this Lease.

26. SUBORDINATION. Tenant agrees that this Lease shall be subordinate to the lien of any mortgage or deeds of trust now or hereafter placed against the Property or Building of which the premises comprise a part, and to all renewals and modifications, supplements, consolidations and extensions thereof, provided, however, in the event that any mortgagee or beneficiary shall so elect, Landlord reserves the right to subordinate said mortgage lien to this case upon tile terms required by such mortgagee or beneficiary. Notwithstanding the above, so long as Tenant is not in default herein, this lease shall remain in full force and effect for the full term hereof.

27. TENANT'S PROPERTY. Furnishings, trade fixtures and equipment installed by Tenant shall be tile property of tenant. On termination of the Lease, Tenant shall remove any such property. Tenant shall repair or reimburse Landlord for the cost of repairing any damage to the Premises resulting the installment or removal of such properly.

28. REMOVAL OF PROPERTY. All personal property of tenant remaining on the Premises after reentry or termination of this Lease shall conclusively be deemed abandoned and may be removed by Landlord. Landlord may store such property in any place selected by Landlord, including but not limited to a public warehouse, at the expense and risk of the owner thereof, with tile right to sell such stored property without notice to Tenant. The proceeds of such sale shall be applied first to the cost of such sale, second to the payment of the cost of removal and storage, if any, and third to the payment of any other sums of money which may then be due from Tenant to Landlord under any of the terms hereof, and the balance, if any, to be paid to Tenant.

29. PERSONAL PROPERTY TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and all personal property taxes levied or assessed and which become payable during the term hereof upon Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's personal property.

30. NOTICES. All notices under this Lease shall be in writing and shall be effective when mailed by certified mail or delivered to Landlord, c/o The Allan Jones Company, P.O. Box 3277 Redmond, WA 98073 or to Tenant at the following address, or to such other address as either party may designate to the other in writing from time lo time:

                                            Tenant Mailing address
                                            8340 154th Ave. NE
                                            Redmond, WA   98052

31.     GENERAL PROVISIONS.

        a. Plats and Riders. Clauses, plats and riders, if any, signed by tile Landlord and the Tenant and endorsed on or affixed to this Lease are a part thereof

        b. Waiver. The waiver by either party of any term, covenant or consolidation herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term, or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver shall be in writing and signed by Landlord's duty authorized representatives.

        c. Joint Obligation. If there be more than one Tenant, the obligations hereunder imposed upon Tenants shall be joint and several.

        d. Marginal Headings. The marginal headings and Section titles in the Sections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

        c. Time. Time is of the essence of this lease and each and all of its provisions in which performance is a factor.

                Recordation. Tenant shall not record this Lease or a short form memorandum hereof without the prior written consent of Landlord.

        g. Late Charges. Tenant acknowledges that late payment by tenant to Landlord of rent or other Sums due hereunder will cause Landlord to incur costs not contemplated by this lease, the exact amount of which would be extremely difficult and impractical to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises;

                therefore, in the event Tenant should fail to pay any installment of rent or any other sum due hereunder within ten(10) days after such amount is due Tenant shall pay to Landlord as additional rent a late charge equal to 5% of each installment. A $20.00 charge will be paid by Tenant to Landlord for each returned check. In addition, any sum due and payable to Landlord tinder the terms of this lease which is not paid when due shall bear interest at the rate of 2% plus the published prime rate of interest of Seattle First National Bank, Main Office, in effect as of the first day of the calendar month of such default (and adjusted accordingly as said prime rate of interest is adjusted) from the date the same becomes due and payable until paid.

        h. Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respected successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

        i. Inability to Perform. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability is caused by reason of strike, labor trouble, acts of God, or any other cause beyond the reasonable control of the Landlord.

        j. Attorney's Fees. In the event either party requires the services of an attorney in connection with enforcing the terms of this Lease, or in the event suit is brought for the recovery of any rent due tinder this Lease, or for the breach of any covenant or condition of the Lease, or for the restitution of said Premises to Landlord and/or eviction of Tenant during said term or after the expiration thereof, the prevailing party will be entitled to a reasonable sum for attorney's fees, witness fees and court costs, including costs of appeal.

        k. In the event of any sale of the Building or Property, or any assignment of this lease by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence, or omission occurring after the consummation of such sale or assignment; and the purchaser or assignee at such sale or assignment or any subsequent sale or assignment of Lease, the Property or Building, shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any SUCH purchaser or assignee to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

        l. Name. Tenant shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

        m. Severability. Any provision of this Lease which shall be found to be invalid, void or illegal by a court of competent jurisdiction shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

        n. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

        o. Choice of Law. This Lease shall be governed by the laws of the State in which the Premises are located.

        p. Light, Air and View. Landlord does not guarantee the continued present status of light, air, or view over any improvements adjoining or in the vicinity of the Building.

        q. Interpretation. This Lease has been submitted to the scrutiny of all parties hereto and their counsel, if desired, and shall be given a fair and reasonable interpretation in accordance with tile words hereof, without consideration or weight being given to its having been drafted by any party hereto or its counsel.

        r. Keys. Upon termination of this Lease, Tenant shall surrender all keys to the Premises to Landlord at the place then fixed for payment of rent and shall inform Landlord of all combination locks, safes, and vaults, if any, in the Premises.

32.     SIGNS. The sign criteria for the Premises is set forth in Exhibit D.

33.     AUTHORITY OF PARTIES.

        a. Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

        b. Limited Partnerships. If the Landlord herein is a limited partnership, it is understood and agreed that any claims by Tenant on Landlord shall be limited to the assets of the limited partnership, and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said limited partnership.

35. COMMISSIONS. Willows East Management shall pay a commission or fee to CB Richard Ellis in the amount of per agreement. Each party represents that it has not had dealings with any other real estate broker or salesman with respect to this Lease, and each party shall defend, indemnify and hold harmless tile other party from all costs and liabilities including reasonable attorney's fees resulting from any claims to the contrary.

THIS LEASE IS SUBJECT TO ACCEPTANCE BY LANDLORD.

        IN WITNESS WHEREOF, the parties hereto have executed this lease the date and year above written.

EXECUTED BY LANDLORD, this 3rd day of November, 1999.

By /s/ David H. Veblen
   ---------------------------------

Its

EXECUTED BY TENANT, this 29th day of October, 1999.

By /s/ William D. St. John
   ---------------------------------

Title  President


This Lease is personally guaranteed by:

STATE OF WASHINGTON

COUNTY OF KING

I certify that I know or have satisfactory evidence that William D. St. John is the person who appeared before me, and said person acknowledged that (he/she) signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it as the President of Nutraceutix, Inc. to be the free and voluntary act of such person for the uses and purposes mentioned in the instrument.

Dated  10/29/99


                                            NOTARY PUBLIC in and for the State
                                            of Washington, residing at Seattle
                                            My commission expires: 11/22/2000



STATE OF WASHINGTON

COUNTY OF KING

        I certify that I know or have satisfactory evidence that is the person who appeared before me, and said person acknowledged that (he/she) signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it as the of to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated



NOTARY PUBLIC in and for the State
of Washington, residing at

My commission expires:




STATE OF WASHINGTON

COUNTY OF KING

        I certify that I know or have satisfactory evidence that is the person who appeared before me, and said person acknowledged that (He/she) signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it as the of to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated

                                            NOTARY PUBLIC in and for the State
                                            of Washington, residing at
                                            My commission expires:

                                   EXHIBIT C

                Attached to and made a part of Lease bearing the
              Lease Reference Date of _______________, 1999 between
                  David Veblen/Mortensen Trust, as Landlord and
                          Nutraceutix, Inc. as Tenant.



                              RULES AND REGULATIONS

1. The sidewalks, entrances, passages, courts, vestibules, stairways, corridors or flails shall not be obstructed or used for any purpose other than ingress and egress.

2. No awning or other projection shall be attached to the outside walls of the Entire Premises without the proper written consent of the Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of the Landlord. All electrical ceiling fixtures hung in offices or spaces along the Premises must be approved by Landlord.

3. No sign, advertisement or notice shall be exhibited, painted, or affixed by ally Tenant on any part of, or so as to be seen from the outside of, the Premises or the Entire Premises without the prior written consent of the Landlord (See Exhibit D - Signage Criteria). In the event of the violation of tile foregoing by any Tenant, Landlord may remove same without any liability, and may charge this expense incurred in such removal to the Tenant violating this rule.

4. The toilets and wash basins and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damage resulting from any misuse of such fixtures shall be home by the Tenant who, or whose servants, employees, agents, visitors or licensees shall have caused same.

5. No Tenant shall mark, paint, drill into, or in any way deface any part of the Premises or the Entire Premises. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted except with) prior written consent of the landlord as the Landlord may direct.

6. No Tenant shall cause or permit any unusual or objectionable odors to escape from the Premises.

7. No Tenant shall occupy or permit any portion of his Premises to be occupied for the manufacture of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber shop or manicure shop. No Tenant shall engage or pay any employees on the Premises except those actually working for such Tenant on the Premises. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

8. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or persons having business with them whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way.

9.      No Tenant shall throw anything out of doors or down the passageways.

10. No Tenant shall at any time bring or keep upon the Premises any inflammable, combustible or explosive fluid, chemical or substance which is not in conformance with all governmental regulations.

11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or the mechanism thereof without Landlord's prior written approval. Each Tenant must, upon the termination of its tenancy, restore to the Landlord all keys of stores, offices, and toilet rooms either furnished to, or Otherwise procured by, such Tenant, and in the event of the loss of any keys so furnished, such Tenant shall pay to the Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

12. All removals, or the carrying in or out of any freight, furniture, or bulky matter of any description other than that which is part of Tenant's normal business must take place during the hours which the Landlord may determine from time to time. The moving of said fixtures or bulky matter of any kind must be made upon previous notice to the manager of the Entire Premises and under his/her supervision, and tile person employed by any Tenant for such work must be acceptable to tile Landlord. The Landlord reserves the right to inspect all freight or other bulky articles to be brought into the Entire Premises and to exclude from the Entire Premises all freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. The Landlord reserves the right to prohibit or impose conditions upon the installation of the Premises of heavy objects which might overload the building floors.

13. The Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion tends to impair the reputation of the entire building or its desirability as a building for its intended use and upon written notice from Landlord any Tenant shall refrain from or discontinue such advertising.

14. Any persons employed by any Tenant to do janitor work shall, while in the Entire Premises but outside of the Premises, be subject to and under tile control of said manager or of tile Landlord, and Tenant shall be responsible for all acts of such persons.

15. Canvassing, soliciting and peddling within the Entire Premises are prohibited and each Tenant shall cooperate to prevent same.

16. All office equipment of any electrical or mechanical nature shall be placed by Tenants in the Premises in settings designed to absorb or prevent any vibration, noise or annoyance.

17. No air conditioning unit or other similar apparatus shall be installed or used by Tenant without the written consent of Landlord.

18. All business identification sign designs shall be submitted to the Landlord for approval prior to fabrication, in the form of an accurately scaled drawing showing location, size, letter style and color. Submit two copies. One will be returned to tile Tenant with either comments or signed approval.

19.     No pets of any kind will be allowed.

                                   EXHIBIT D

                                SIGNAGE CRITERIA


    All proposed tenant signage list to be submitted for review and approval.

                             Willows East Management
                                  P.O. Box 3277
                                Redmond, WA 98073


This signage criteria applies to all tenants.


Tenants shall use a licensed sign contractor. Sign shall be approved by Landlord and Permitted by local jurisdiction.

                              ADDENDUM "A" TO LEASE
               DAVID VEBLEN/MORTENSEN TRUST AND NUTRACEUTIX, INC.

The following items shall be incorporated into this Lease:

1. Tenant shall have the right to occupy premises (after Lease execution) prior to commencement date.

2. Tenant, at its expense, is permitted to make any improvements to the property in accordance with all government authorities and obtaining prior written approval of Landlord which shall not be unreasonably withheld.

3. Tenant shall have two (2) three-year Options to Renew at the then prevailing market rate. Tenant shall provide Landlord six (6) months written notice of its intent to renew.

4. Tenant shall have the right to sublease or assign the space with Landlord's written consent, which shall not be unreasonably withheld.

5. Tenant, at its sole expense, shall be permitted building signage, subject to City of Redmond and Landlord approval.

6. Landlord shall provide the following for improvements: $3,500 allowance for new carpet

-       $3,000 allowance for new ceiling tiles

-       Warrant electrical and plumbing in good working order

- Have Merit Mechanical inspect HVAC and do any repairs required to insure units are in good working order

-       Broom clean warehouse.

- Remove any and all extraneous electric, furniture and debris from premises

-       Clean/replace/repair mini-blinds in office portion of space.

7. Parking shall be provided free of charge for the term of the Lease and any Lease extension(s).





/s/ David Veblen                            /s/ William D. St. John
------------------------------------        ------------------------------------
Landlord                                    Tenant